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                           THE ARMADA ADVANTAGE FUND

     SUPPLEMENT DATED NOVEMBER 24, 2003 TO THE PROSPECTUS DATED MAY 1, 2003

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN
      THE PROSPECTUS AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS

On November 24, 2003, at a meeting of shareholders of the Armada Advantage Equity Growth Fund, Armada Advantage International Equity Fund, Armada Advantage Mid Cap Growth Fund, Armada Advantage Small Cap Growth Fund and Armada Advantage Bond Fund (the "Funds") of The Armada Advantage Fund (the "Trust"), shareholders of each Fund approved the liquidation of their Fund. It is expected that on or around December 4, 2003 (the "Liquidation Date"), each Fund will make a liquidating distribution of its remaining assets and the Trust will cease its business as an investment company except for such activities required for the winding up of each Fund's and the Trust's respective business and affairs. During the period leading up to the Liquidation Date, the Funds will begin to sell assets in order to raise cash to fund expected pre-liquidation redemption requests and to provide for payment of their liquidating distributions on the Liquidation Date. In addition, cash received by the Funds for any new purchases of shares during this period is expected to be invested in cash or cash equivalents and not in the types of securities that would normally be part of each Fund's principal investment strategies. Depending on market conditions during this time period, a Fund's net asset value per share may be higher or lower than it would have been if the Fund had continued pursuing its principal investment strategies.

          INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

ARM-SU-032-0100